UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  February 12, 2007

HOSTOPIA.COM INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-135533 (Commission File Number)	65-1036866 (IRS Employer Identification No.)

110 East Broward Blvd., Suite 1650 Fort Lauderdale, Florida 33301 (Address of Principal Executive Offices) (Zip Code)

(954) 463-3080
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 –  Results of Operations and Financial Condition.

        The Press Release dated February 12, 2007 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 –  Regulation FD Disclosure.

        At the third quarter investor conference call on February 12, 2007, Colin Campbell announced that the Company's sequential revenue growth should accelerate in the coming quarters resulting in an anticipated growth rate for fiscal 2008 of between 18% - 22%.

Item 9.01 –  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated February 12, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hostopia.com Inc.
(Registrant)

Dated: February 13, 2007	By: /s/ Michael Mugan
Name: Michael Mugan Title: Chief Financial Officer